TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectuses

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Effective immediately the last paragraph of the “Waiver of Class A, Class C and Class T Contingent Deferred Sales Charges” section of the Retail Prospectus dated March 1, 2023 is replaced with the following:

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/choosing-a-share-class.pdf.

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Effective immediately the last paragraph of the “Waiver of Class A and Class C Contingent Deferred Sales Charges” section of the Retail Prospectus dated March 31, 2023 is replaced with the following:

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/choosing-a-share-class.pdf.

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Investors Should Retain this Supplement for Future Reference

November 15, 2023